UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2006
COLLEGIATE PACIFIC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)
(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01. Regulation FD Disclosure.
     On Tuesday, April 4, 2006, Adam Blumenfeld, the President of Collegiate Pacific Inc. (the “Company”), is scheduled to make a presentation at the Sidoti Investor Conference. A copy of the presentation slides is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     Item 9.01. Exhibits.
     99.1**        Investor Presentation Slides.

**	Furnished pursuant to Item 7.01.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2006	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1**	Investor Presentation Slides

**	Furnished pursuant to Item 7.01.